UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2024

Blue Ocean Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor
Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 27, 2024, shareholders of Blue Ocean Acquisition Corp (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to approve the business combination (the “Business Combination”) with TNL Mediagene, a Cayman Islands exempted company (“TNL Mediagene”), and TNLMG, a Cayman Islands exempted company and wholly owned subsidiary of TNL Mediagene (“Merger Sub”) pursuant to the Business Combination Agreement (as defined below) and for the following purposes:

(i)	a proposal to approve, ratify and authorize the Agreement and Plan of Merger, dated as of June 6, 2023, by and among the Company, TNL Mediagene, and TNLMG, as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of May 29, 2024 and Amendment No. 2 to Agreement and Plan of Merger dated as of October 23, 2024 (as amended, the “Business Combination Agreement”), and the transactions contemplated therein, including the business combination whereby Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of TNL Mediagene (the “Business Combination Proposal);

(ii)	a proposal to approve and authorize the Merger and the Plan of Merger (as defined in the definitive proxy statement related to the Extraordinary General Meeting filed by the Company with the United States Securities and Exchange Commission on November 7, 2024 (the “Proxy Statement”)) by and among the Company, Merger Sub and TNL Mediagene (the “Merger Proposal”); and

(iii)	a proposal to adjourn the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the extraordinary general meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for a vote, or where Blue Ocean’s board of directors has determined it is otherwise necessary (the “Adjournment Proposal”).

Approval of the Business Combination Proposal required an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the Ordinary Shares entitled to vote thereon and voted in person or by proxy at the Extraordinary General Meeting; and approval of the Merger Proposal required a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the Ordinary Shares entitled to vote thereon and voted in person or by proxy at the Extraordinary General Meeting.

On October 31, 2024, the record date for the Extraordinary General Meeting (the “Record Date”), there were 6,585,699 Class A ordinary Shares, par value $0.0001 per share (the “Class A ordinary shares”), and one Class B ordinary share, par value $0.0001 per share, of the Company (the “Class B ordinary shares”, and collectively with the Class A ordinary shares, the “Ordinary Shares”) issued and outstanding. At the Extraordinary General Meeting, 5,934,966 Ordinary Shares, representing approximately 90.11% of the issued and outstanding Ordinary Shares as of the Record Date and which constituted a quorum of the Ordinary Shares entitled to vote on the proposals, were present in person or by proxy.

Set forth below are the final voting results for each of the proposals presented at the Extraordinary General Meeting:

The Business Combination Proposal

For	Against	Abstain
5,931,621	3,345	0

Accordingly, the Business Combination Proposal was approved.

The Merger Proposal

For	Against	Abstain
5,931,621	3,345	0

Accordingly, the Merger Proposal was approved.

In connection with the Extraordinary General Meeting, the Company also solicited proxies with respect to the Adjournment Proposal. As there were sufficient votes to approve the Business Combination Proposal and the Merger Proposal, as noted above, the Adjournment Proposal was rendered moot and not presented to the Company’s shareholders. No other matters were submitted or voted on by the Company’s shareholders at the Extraordinary General Meeting.

Item 8.01 Other Events.

Redemptions

In connection with the Extraordinary General Meeting and the Business Combination, shareholders holding 1,803,047 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account (as defined in the Company’s amended and restated memorandum and articles of association) for an aggregate redemption price of approximately $20.4 million (approximately $11.30 per share).

Modified Deferred Underwriting Fee Payment Obligations

On November 26, 2024, in consideration of redemption levels by the Company’s public shareholders among other factors, the Company and Needham & Company, LLC (“Needham”) entered into a letter agreement, pursuant to which Needham agreed to accept a cash payment in the amount of $350,000 from TNL Mediagene in connection with closing of the Business Combination in lieu of payment of the deferred underwriting fee payable to Needham upon consummation of the Company’s initial business combination under the Underwriting Agreement, dated as of December 2, 2021, entered into in connection with the Company’s initial public offering, and that certain engagement letter agreement dated April 7, 2021.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: November 27, 2024	By:	/s/ Richard Leggett
	Name:	Richard Leggett
	Title:	Chief Executive Officer

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